UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 24, 2020
Valhi, Inc.
(Exact name of registrant as specified in its charter)
Delaware	1-5467	87-0110150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2620
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	VHI	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As disclosed in the registrant’s proxy statement filed with the Securities and Exchange Commission on April 7, 2020, its stockholders will vote on a proposal to approve a reverse stock split of the registrant’s common stock at a reverse stock split ratio of 1-for-8, 1-for-10 or 1-for-12, as determined by its board of directors following stockholder approval, at the registrant’s annual meeting of stockholders scheduled to be held on May 28, 2020. As disclosed in the proxy statement, the registrant’s controlling stockholder has indicated its intention to have its shares represented at the meeting and to vote its shares in favor of the reverse stock split proposal, in which case the proposal will be approved.  The registrant expects to effect the reverse stock split promptly following the annual meeting, at the reverse stock split ratio selected by the board immediately following the stockholders meeting.

On April 24, 2020, the registrant received notification from the New York Stock Exchange (“NYSE”) that the registrant is no longer in compliance with NYSE continued listing criteria set forth in Section 802.01C of the Listed Company Manual of the NYSE that require listed companies to maintain an average closing share price of at least $1.00 over a consecutive 30 trading-day period.  Pursuant to Section 802.01C, the registrant has at least six months from receipt of the notice to regain compliance with the NYSE’s minimum share price requirement.  During this period the registrant’s common stock will continue to be listed and trade on the NYSE, subject to the registrant’s continued compliance with other NYSE listing requirements.

The registrant plans to notify the NYSE within 10 business days of its intent to cure the deficiency. The registrant intends to cure the share price non-compliance through the reverse stock split of the registrant’s common stock discussed above, and expects to effect the reverse stock split even if the registrant regains compliance by virtue of future share closing prices.

A copy of the press release announcing the notice of non-compliance with the NYSE trading share price continued listing rule is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Exhibit Index

	99.1	Press release dated April 24, 2020 issued by the registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valhi, Inc.
(Registrant)

By: /s/ Jane Grimm
Date: April 24, 2020	Jane Grimm, Vice President and Secretary